ADMINISTRATION AGREEMENT




                            dated as of March 1, 1999




                                      among




                      FREMONT HOME LOAN OWNER TRUST 1999-1
                                 (the "Issuer"),




                           FIRST UNION NATIONAL BANK,
                              (the "Administrator")


                                       and


                            FREMONT INVESTMENT & LOAN
                      (the "Company" and "Master Servicer")




                   Home Loan Asset Backed Notes, Series 1999-1

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
Section 1.    Duties of the Administrator...................................
Section 2.    Duties of the Master Servicer with Respect to the Indenture...
Section 3.    Records.......................................................
Section 4.    Compensation..................................................
Section 5.    Additional Information to Be Furnished to the Issuer..........
Section 6.    Independence of the Administrator.............................
Section 7.    No Joint Venture..............................................
Section 8.    Other Activities of Administrator and Master Servicer.........
Section 9.    Term of Agreement; Resignation and Removal of Administrator
               or Master Servicer...........................................
Section 10.   Action upon Termination, Resignation or Removal of the
               Administrator................................................
Section 11.   Notices.......................................................
Section 12.   Amendments....................................................
Section 13.   Successor and Assigns.........................................
Section 14.   Governing Law.................................................
Section 15.   Headings......................................................
Section 16.   Counterparts..................................................
Section 17.   Severability..................................................
Section 18.   Not Applicable to First Union in Other Capacities.............
Section 19.   Limitation of Liability of Owner Trustee......................
Section 20.   Benefit of Agreement..........................................
Section 21.   Bankruptcy Matters............................................
Section 22.   Capitalized Terms.............................................
Section 23.   Third Party Beneficiary.......................................

                            ADMINISTRATION AGREEMENT

                  ADMINISTRATION AGREEMENT dated as of March 1, 1999, among FREMONT HOME LOAN OWNER TRUST 1999-1, a Delaware business trust, as issuer (the "Issuer"), FIRST UNION NATIONAL BANK, a national banking association, not in its individual capacity but solely as administrator ("First Union" and in such capacity, the "Administrator") and FREMONT INVESTMENT & LOAN, a California industrial loan company, as the company and master servicer (respectively, the "Company" and "Master Servicer").

                              W I T N E S S E T H:

                  WHEREAS, the Issuer is a business trust (the "Owner Trust") under the Delaware Business Trust Act (12 Del. C. Section 3801 et seq.) created by a Trust Agreement relating to the Owner Trust dated as of March 1, 1999 (the "Owner Trust Agreement"), among PaineWebber Mortgage Acceptance Corporation IV, as depositor (the "Depositor"), Wilmington Trust Company, as Owner Trustee, First Union, as paying agent (in such capacity, the "Paying Agent") and Fremont Investment & Loan;

                  WHEREAS, the Issuer will issue Home Loan Asset Backed Notes, Series 1999-1 (the "Notes");

                  WHEREAS, the Notes will be secured by certain collateral, as more particularly set forth in the Indenture dated as of March 1, 1999 (the "Indenture"), between the Issuer and First Union, as indenture trustee (in such capacity, the "Indenture Trustee");

                  WHEREAS, the Issuer has entered into certain agreements in connection with the issuance of the Notes, including (i) a Sale and Master
Servicing Agreement dated as of March 1, 1999 (the "Sale and Servicing Agreement"), among the Issuer, the Company, as Master Servicer and Transferor, the Depositor and the Indenture Trustee , (ii) the Letter of Representations, among the Issuer, the Indenture Trustee and The Depository Trust Company relating to the Notes (the "Note Depository Agreement"), (iii) the Insurance and Indemnity Agreement, dated as of March 1, 1999 (the "Insurance Agreement"), among the Securities Insurer, the Company, as Transferor and Master Servicer, the Depositor and the Issuer, (iv) the Indenture, (v) the Servicing Agreement which incorporates the Agreement Regarding Standard Servicing Terms, each dated as of March 1, 1999 (collectively, the "Servicing Agreement") between the Company and Fairbanks Capital Corp. as Servicer and (vi) the Owner Trust Agreement (the Sale and Servicing Agreement, the Note Depository Agreement, the Insurance Agreement, the Indenture, the Servicing Agreement and the Owner Trust Agreement being hereinafter referred to collectively as the "Related Agreements");

                  WHEREAS, pursuant to the Related Agreements, the Issuer is required to perform certain duties in connection with the Notes and the collateral therefor pledged pursuant to the Indenture (the "Collateral");

                  WHEREAS, the Issuer desires to have the Administrator and the Master Servicer, respectively, perform certain of the duties of the Issuer referred to in the preceding clause, and to provide such additional services consistent with the terms of this Agreement and the Related Agreements as the Issuer may from time to time request; and

                  WHEREAS, the Administrator and the Master Servicer have the capacity to provide the respective services required hereby and are willing to perform such services for the Issuer on the terms set forth herein.

                  NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

                  Section 1. Duties of the Administrator.

                  (a) Duties with Respect to the Note Depository Agreement, the Sale and Servicing Agreement, the Insurance Agreement and the Indenture.

                              (i) The Administrator agrees to perform all of the
                  duties of the Issuer under the Note Depository Agreement and those duties of the Administrator set forth herein. In addition, when it deems necessary consistent with its obligations hereunder, the Administrator shall consult with the Owner Trustee regarding the duties of the Issuer under the Sale and Servicing Agreement, the Insurance Agreement, the Indenture and the Note Depository Agreement. The Administrator shall notify the Owner Trustee when action is necessary to comply with the Issuer's duties under Sections 4.05 and 11.03 of the Sale and Servicing Agreement, Sections 2.05, 2.08, 3.03 and 6.03 of the Insurance Agreement, the provisions of the Indenture set forth below and the Note Depository Agreement. The Administrator shall carry out in a timely fashion, and in accordance with the provisions of the Indenture, all duties of the Issuer pursuant to the terms of this Agreement. The
                  Administrator shall have absolute discretion in the performance of its obligations hereunder and shall have no obligation to notify the Owner Trustee of its actions except as set forth in the Indenture. In addition to the foregoing, the Administrator shall take, or cause to be taken, all appropriate action that is the duty of the Issuer to take with respect to the following matters under the Indenture (parenthetical section references are to sections of the Indenture):

                                    (A) the  preparation  of the  Notes  and the
                           execution or directing the Owner Trustee to execute the Notes upon the registration of any transfer or exchange of the Notes (Sections 2.02 and 2.03);

                                    (B) the duty to cause the Note  Register  to
                           be kept and to give the Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.03);

                                    (C) the  notification of Noteholders and the
                           Securities Insurer of the final principal payment on the Notes or of the redemption of the Notes or the duty to cause the Indenture Trustee to provide such notification (Sections 2.06(b) and 10.02);

                                    (D)  performing  the  function of the Issuer
                           with  respect  to  the   cancellation  of  the  Notes
                           (Section 2.07);

                                    (E) [Reserved.]

                                    (F) the maintenance of an office in the City
                           of Charlotte, North Carolina, for registration of transfer or exchange of Notes (Section 3.02);

                                    (G) the delivery to the  Indenture  Trustee,
                           the Securities Insurer and the Rating Agencies of prompt written notice of each Event of Default under the Indenture of which it has knowledge (Section 3.13);

                                    (H) the duty to act as Paying  Agent for the
                           Issuer and the duty to cause newly appointed Paying Agents, if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.03);

                                    (I)  directing  the  Indenture   Trustee  to
                           deposit moneys with Paying Agents, if any, other than the Indenture Trustee (Section 3.03);

                                    (J)  notifying the  Indenture  Trustee,  the
                           Securities Insurer and the Rating Agencies of the occurrence of an Event of Default of which the
                           Administrator has knowledge under the Sale and Servicing Agreement by the Master Servicer or the Transferor and, if such an Event of Default arises from the failure of the Master Servicer or the Transferor to perform any of their respective duties under the Sale and Servicing Agreement, the taking of all reasonable steps available to enforce the obligations of such parties thereunder (Section 3.07(c));

                                    (K) monitoring  the Issuer's  obligations as
                           to the satisfaction and discharge of the Indenture (Section 4.01);

                                    (L)  opening  one or  more  accounts  in the
                           Owner Trust's name (Section 8.02(e));

                                    (M)  notifying  the  Rating  Agencies,   the
                           Master Servicer and the Securities Issuer of a redemption of the Notes (Section 10.01);

                                    (N)  providing  the  Indenture  Trustee with
                           calculations pertaining to original issue discount, if any, on the Notes and, if applicable, the accrual of market discount or the amortization of premium on the Notes to the extent the Administrator has received from the Master Servicer sufficient information to calculate such amounts (Section 3.03);

                                    (O)  the   preparation  and  filing  of  all
                           documents and reports by the Issuer on Forms 8-K and 10-K as required under the Exchange Act, the rules and regulations of the Commission thereunder and the TIA (Section 7.03);

                                    (P) filing  Internal  Revenue  Service  Form
                           8811 within 30 days of the Closing Date, designating the officer of the Indenture Trustee that Noteholders may contact for original issue discount information with respect to the Notes, and updating such Form at the time or times required by the Code; and

                                    (Q) executing and  delivering  any financing
                           statement, continuation statement or other instrument necessary or required pursuant to Section 3.05 of the Indenture (Section 3.05).

                              (ii) Notwithstanding anything in this Agreement or
                  the Related Agreements to the contrary, the Administrator shall be responsible for performance of the duties of the Owner Trustee set forth in the Owner Trust Agreement with respect to accounting and reports to Owners and the performance of the tax duties set forth in (i) Section 5.2(c) of the Owner Trust Agreement and (ii) Section 5.5 of the Owner Trust Agreement upon receipt of the Opinion of Counsel specified in Section 5.5 of the Owner Trust Agreement stating that it is necessary to perform such tax duties; provided, however, that the Owner Trustee shall retain responsibility for the distribution of the Schedule K-1's necessary to enable each Owner to prepare its federal and state income tax returns; provided further, that the Indenture Trustee and the Administrator shall receive written notification if there shall be two or more beneficial owners of the Owner Trust.

                  (b) Duties with respect to the Owner Trust Agreement.

                              (i) The Administrator  shall perform the duties of
                  the Administrator specified in Section 10.02 of the Owner Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee, and any other duties expressly required to be performed by the Administrator under the Owner Trust Agreement.

                              (ii) In carrying out the  foregoing  duties or any
                  of its other obligations under this Agreement, the Administrator may enter into transactions with or otherwise deal with any of its affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Administrator's opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

                  (c) Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Administrator shall be responsible for promptly notifying the Owner Trustee in the event that any withholding tax is imposed on the Owner Trust's payments (or allocations of income) to an Owner as contemplated in Section 5.2(c) of the Owner Trust Agreement. Any such notice shall specify the amount of any withholding tax required to be withheld by the Owner Trustee pursuant to such provision.

                  Section 2. Duties of the Master Servicer with Respect to the Indenture.

                  (a) The Master Servicer shall take all appropriate action that is the duty of the Issuer to take with respect to the following matters under the Indenture (parenthetical section references are to sections of the Indenture):

                              (i)   preparing,   obtaining   or  filing  of  the
                  instruments, opinions and certificates and other documents required for the release of Collateral (Section 2.09);

                              (ii) preparation of all  supplements,  amendments,
                  financing statements, continuation statements, instruments of further assurance and other instruments, in accordance with
                  Section 3.05 of the Indenture, necessary to protect the Trust Estate (Section 3.05);

                              (iii) the annual  delivery of Opinions of Counsel,
                  in accordance with Section 3.06 of the Indenture, as to the Trust Estate, and the annual delivery of the Officers' Certificate and certain other statements, in accordance with
                  Section 3.09 of the Indenture, as to compliance with the Indenture (Sections 3.06 and 3.09);

                              (iv) monitoring the Issuer's compliance with its negative covenants (Section 3.08) and the compliance of the Servicer with certain of its obligations under the Sale and Servicing Agreement or the Servicing Agreement (Section 3.07);

                              (v) compliance with any directive of the Indenture
                  Trustee with respect to the sale of the Trust Estate in a commercially reasonable manner if an Event of Default shall have occurred and be continuing under the Indenture (Section 5.04);

                              (vi) appointing a successor Indenture Trustee pursuant to Section 6.08 of the Indenture (Section 6.08);

                              (vii) causing one or more accounts to be opened in
                  the Owner Trust's name and preparing Issuer Orders, Officers' Certificates and Opinions of Counsel and all other actions necessary with respect to investment and reinvestment of funds in the Trust Accounts (Sections 8.02 and 8.03);

                              (viii) preparing an Issuer Request and Officers' Certificate and obtaining an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Trust Estate as defined in the Indenture (Sections 8.05 and 8.06);

                              (ix) preparing Issuer Orders and obtaining of Opinions of Counsel with respect to any proposed amendment of the Owner Trust Agreement or amendment to or waiver of any provision of any other document relating to the Owner Trust Agreement pursuant to Section 9.07 of the Indenture (Section 9.07);

                              (x) notifying the Rating Agencies,  the Securities
                  Insurer or the Servicer upon the failure of the Indenture Trustee to give such notification, of the information required pursuant to Section 11.04 of the Indenture (Section 11.04); and

                              (xi)  where   applicable,   the   preparation  and
                  delivery on behalf of the Issuer, certificates of fair value of the Collateral.

                  (b) The Company shall indemnify each of the Owner Trustee and the Paying Agent, and their respective successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against any Indemnified Party in any way relating to or arising out of this Agreement, the Related Agreements, the Trust Estate, the administration of the Trust Estate or the action or inaction of the Owner Trustee hereunder or thereunder other than any loss, liability or expense incurred as a result of the gross negligence, willful misconduct or bad faith of the Owner Trustee or the Paying Agent, respectively. The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee or the Paying Agent or the termination of this Agreement or the Owner Trust Agreement. In any event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Indemnified Party's choice of legal counsel shall be subject to the approval of the Company, which approval shall not be unreasonably withheld.

                  (c) Additional Duties. In addition to the duties of the Master Servicer set forth above, the Master Servicer shall prepare for execution by the Issuer or shall cause the preparation by other appropriate persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Related Agreements, and at the request of the Owner Trustee shall take all appropriate action that it is the duty of the Issuer to take pursuant to the Related Agreements. Subject to Section 5 hereof and in accordance with the directions of the Owner Trustee, the Master Servicer shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Related Agreements) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Master Servicer.

                  Section 3. Records.

                  The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer, the Servicer and the Master Servicer at any time during normal business hours upon reasonable prior notice.

                  Section 4. Compensation.

                  The Administrator will perform the duties and provide the services called for under Section 1 hereof in consideration for the compensation it receives as Indenture Trustee for so long as the Indenture and the Sale and Servicing Agreement remain in effect, and thereafter for such compensation as shall be agreed upon among the Administrator, the Owner Trustee and the Master Servicer. The Administrator shall be entitled to reimbursement by the Company for all reasonable out-of-pocket expenses incurred or made by it hereunder. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Administrator's agents, counsel, accountants and experts and Opinions of Counsel required hereunder. The Company agrees to indemnify the Administrator against any and all loss, liability or expense (including attorneys' fees) incurred by it in connection with the performance of its duties hereunder. The Administrator shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Administrator so to notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend any such claim, and the Administrator may have separate counsel reasonably acceptable to the Company and the Company shall pay the reasonable fees and expenses of such counsel. The Company shall not be required to reimburse any expense or indemnify against any loss, liability or expense incurred by the Company through the Administrator's own willful misconduct, negligence or bad faith.

                  Section 5.   Additional  Information  to Be  Furnished  to the
Issuer.

                  The Administrator shall furnish to the Issuer from time to time such additional information regarding the Collateral reasonably available to the Administrator as the Issuer shall reasonably request.

                  Section 6. Independence of the Administrator.

                  For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

                  Section 7. No Joint Venture.

                  Nothing contained in this Agreement (i) shall constitute the Administrator or the Master Servicer, respectively, and either the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

                  Section 8. Other Activities of Administrator and Master Servicer.

                  Nothing herein shall prevent the Administrator, the Master Servicer or their respective Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuer or the Owner Trustee.

                  Section 9. Term of Agreement; Resignation and Removal of Administrator or Master Servicer.

                  (a)  This   Agreement   shall  continue  in  force  until  the
termination of the Owner Trust Agreement in accordance with its terms, upon which event this Agreement shall automatically terminate.

                  (b) Subject to Section 9(e) hereof, the Administrator or the Master Servicer may resign their respective duties hereunder by providing the Issuer with at least 60 days' prior written notice.

                  (c) Subject to Section 9(e) hereof, the Issuer may remove the Administrator without cause by providing the Administrator with at least 60 days' prior written notice.

                  (d) Subject to Section 9(e) hereof, the Issuer may remove the Administrator or the Master Servicer immediately upon written notice of termination from the Issuer to the Administrator or Master Servicer, as applicable, if any of the following events occurs:

                              (i) the  Administrator or the Master Servicer,  as
                  applicable, defaults in the performance of any of its duties under this Agreement and, after notice of such default, does not cure such default within ten days (or, if such default cannot be cured in such time, does not give within ten days such assurance of cure as shall be reasonably satisfactory to the Issuer);

                              (ii) a court having  jurisdiction  in the premises
                  enters a decree or order for relief, and such decree or order shall not have been vacated within 60 days, in respect of the Administrator or the Master Servicer, as applicable, in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appoints a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or the Master Servicer, as applicable, or any substantial part of its property or orders the winding-up or liquidation of its affairs; or

                              (iii) the Administrator or the Master Servicer, as
                  applicable, commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, consents to the entry of an order for relief in an involuntary case under any such law, consents to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or the Master Servicer, as applicable, or any substantial part of its property, consents to the taking of possession by any such official of any substantial part of its property, makes any general assignment for the benefit of creditors or fails generally to pay its debts as they become due.

                  The Administrator and the Master Servicer each agree that if any of the events specified in clause (ii) or clause (iii) of this Section 9(d) shall occur, it shall give written notice thereof to the Issuer, the Securities Insurer and the Indenture Trustee within seven days after the happening of such event.

                  (e) No resignation or removal of the Administrator or Master Servicer, respectively, pursuant to this Section 9 shall be effective until (i) a successor Administrator or Master Servicer, as the case may be, shall have been appointed by the Issuer and (ii) such successor Administrator or Master Servicer shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator or Master Servicer is bound hereunder.

                  (f) The appointment of any successor Administrator or Master Servicer shall be effective only after satisfaction of the Rating Agency Condition with respect to the proposed appointment.

                  (g) Subject   to  Section   9(e)  and  (f)  hereof,   the
Administrator acknowledges that upon the appointment of a successor Indenture Trustee pursuant to Section 6.08 of the Indenture, the Administrator shall immediately resign and such successor Indenture Trustee shall automatically become the Administrator under this Agreement. Any such successor Indenture Trustee shall be required to agree to assume the duties of the Administrator under the terms and conditions of this Agreement in its acceptance of appointment as successor Indenture Trustee.

                  (h) The Master Servicer's appointment hereunder will terminate automatically on the Master Servicer's resignation or removal under the Sale and Servicing Agreement.

                  Section 10. Action upon Termination, Resignation or Removal of the Administrator.

                  Promptly upon the effective date of termination of this Agreement pursuant to Section 9(a) or the resignation or removal of the
Administrator pursuant to Section 9(b), (c) or (d), respectively, the Administrator shall be entitled to be paid all reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to Section 9(a) deliver to the Issuer all property and documents of or relating to the Collateral then in the custody of the Administrator and, in the event of the resignation or removal of the Administrator pursuant to Section 9(b), (c) or (d), the Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.

                  Section 11. Notices.

                  Any notice, report or other communication given hereunder shall be in writing and addressed as follows:

                  (a)      if to the Issuer, to

                           Fremont Home Loan Owner Trust 1999-1
                           c/o Wilmington Trust Company
                           Rodney Square North
                           1100 North Market Street
                           Wilmington, Delaware 19890
                           Attention: Corporate Trust Administration

                           with a copy to the Company at

                           Fremont Investment & Loan
                           175 North Riverview Drive
                           Anaheim, California 92808
                           Attention:  Kyle Walker

                  (b)      if to the Administrator, to

                           First Union National Bank
                           Corporate Trust Group, NC 1179
                           230 South Tyron Street, 9th Floor
                           Charlotte, North Carolina 28288-1179
                           Attention: Manager-Structured Finance Trust Group

                  (c)      if to the Master Servicer, to

                           Fremont Investment & Loan
                           175 North Riverview Drive
                           Anaheim, California 92808
                           Attention: Kyle Walker

                  (d)      if to the Servicer, to

                           Fairbanks Capital Corp.
                           3815 South West Temple
                           Salt Lake City, Utah 84165
                           Attention:  Fremont Series 1999-1


                  (e)      if to the Securities Insurer, to

                           Financial Security Assurance, Inc.
                           350 Park Avenue
                           New York, New York 10022
                           Attention: Transaction Oversight Re: Fremont Home Loan Owner Trust 1999-1

or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, or hand delivered to the address of such party as provided above.

                  Section 12. Amendments.

                  This Agreement may be amended from time to time by a written amendment duly executed and delivered by the Issuer, the Administrator and the Master Servicer, with the prior written consent of the Owner Trustee, without the consent of the Noteholders or the Securities Insurer, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner, the rights of the Noteholders or the Securities Insurer; provided, however, that such amendment will not materially and adversely affect the interest of any Noteholder or the Securities Insurer. An amendment described above shall be deemed not to adversely affect in any material respects the interests of any Noteholder or the Securities Insurer if either (i) an Opinion of Counsel is obtained to such effect or (ii) the party requesting the amendment satisfies the Rating Agency Condition with respect to such amendment. This Agreement may also be amended by the Issuer, the Administrator and the Master Servicer with the prior written consent of the Owner Trustee and, if no Securities Insurer Default has occurred and is continuing, the Securities Insurer or, if a Securities Insurer Default has occurred and is continuing, the holders of Notes evidencing at least a majority of the Outstanding Amount of the Notes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Securities Insurer or the Noteholders; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments in respect of the Home Loans or payments that are required to be made for the benefit of the Securities Insurer or Noteholders or (ii) reduce the aforesaid percentages of the holders of Notes which are required to consent to any such amendment, in the case of either clause (i) or clause (ii) hereof, without the consent of the holders of all the Outstanding Notes. Notwithstanding the foregoing, the Administrator may not amend this Agreement without the permission of the Master Servicer, which permission shall not be withheld unreasonably.

                  Section 13. Successor and Assigns.

                  This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Owner Trustee, the Securities Insurer and the Master Servicer, subject to the satisfaction of the Rating Agency Condition in respect thereof, provided however, that the consent of the Securities Insurer shall not be required upon the occurrence of a Securities Insurer Default. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Owner Trustee or the Master Servicer to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator or an affiliate of the Administrator; provided, however, that such successor organization executes and delivers to the Issuer, the Owner Trustee and the Master Servicer an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is bound hereunder.
Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

                  Section 14. Governing Law.

                  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  Section 15. Headings.

                  The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

                  Section 16. Counterparts.

                  This Agreement may be executed in counterparts, each of which when so executed shall together constitute but one and the same agreement.

                  Section 17. Severability.

                  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  Section 18. Not Applicable to First Union in Other Capacities.

                  Nothing in this Agreement shall affect any obligation that First Union may have in any other capacity.

                  Section 19. Limitation of Liability of Owner Trustee.

                  Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Wilmington Trust Company in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Owner Trust Agreement.

                  Section 20. Benefit of Agreement.

                  It is expressly agreed that in performing its duties under this Agreement, the Administrator will act for the benefit of holders of the Notes and the Securities Insurer as well as for the benefit of the Owner Trust, and that such obligations on the part of the Administrator shall be enforceable at the insistence of the Indenture Trustee, the Securities Insurer and the Owner Trust.

                  Section 21. Bankruptcy Matters.

                  No party to this Agreement shall take any action to cause the Owner Trust to dissolve in whole or in part or file a voluntary petition or otherwise initiate proceedings to have the Owner Trust adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Owner Trust, or file a petition seeking or consenting to reorganization or relief of the Owner Trust as debtor under any applicable federal or state law relating to bankruptcy, insolvency or other relief for debtors with respect to the Owner Trust; or seek or consent to the appointment of any trustee, receiver, conservator, assignee, sequestrator, custodian, liquidator (or other similar official) of the Owner Trust or of all or any substantial part of the properties and assets of the Owner Trust, or cause the Owner Trust to make any general assignment for the benefit of creditors of the Owner Trust or take any action in furtherance of any of the above actions.

                  Section 22. Capitalized Terms.

                  Capitalized terms used and not defined herein have the meanings assigned to them in the Indenture. Capitalized terms used and not defined herein or in the Indenture have the meanings assigned to them in the Sale and Servicing Agreement.

                  Section 23. Third Party Beneficiary.

                  The parties hereto acknowledge that the Securities Insurer is an express third party beneficiary hereof entitled to enforce any rights reserved to it hereunder as if it were actually a party hereto.

                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                             FREMONT HOME LOAN OWNER
                                               TRUST 1999-1

                                             By: Wilmington Trust Company,
                                                 not in its individual capacity
                                                 but solely as Owner Trustee,


                                             By: _______________________________
                                                 Name:
                                                 Title:


                                             FIRST UNION NATIONAL BANK, not in
                                               its individual capacity but
                                               solely as Administrator,


                                             By: _______________________________
                                                 Name:  Robert Ashbaugh
                                                 Title: Vice President


                                             FREMONT INVESTMENT & LOAN,
                                               as the Company and as Master
                                               Servicer,


                                             By: _______________________________
                                                 Name:  Ronald R. Warwick
                                                 Title: Senior Vice President &
                                                        Chief Financial Officer